CONDENSED FINANCIAL INFORMATION OF THE PARENT COMPANY (Details 2) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013 USD ($)	Sep. 30, 2013 CNY	Sep. 30, 2012 CNY	Sep. 30, 2011 CNY	Sep. 30, 2013 Parent Company [Member] CNY	Sep. 30, 2012 Parent Company [Member] CNY	Sep. 30, 2011 Parent Company [Member] CNY
Net cash used in operating activities	$ (23,769)	(146,109)	82,713	37,457	(1,666)	(2,137)	(3,745)
Net cash provided by financing activities	31,178	191,687	83,400	(55,736)	7,907	3,327	7,292
Net increase in cash and cash equivalents	(3,688)	(22,701)	22,730	(172,669)	6,241	1,190	3,547
Cash and cash equivalents, beginning of year	24,852	152,789	129,942	299,672	1,991	1,099	4,995
Effect of exchange rate changes on cash and cash equivalents	303	1,890	117	2,939	(3,900)	(298)	(7,443)
Cash and cash equivalents, end of year	$ 21,467	131,978	152,789	129,942	4,332	1,991	1,099